UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

STABLE ROAD ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Abbot Kinney Blvd.
Venice, California	90291
(Address of principal executive offices)	(Zip Code)

(833) 478-2253

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	SRACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SRAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SRACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

The information included in Item 5.07 is incorporated by reference in this item to the extent required herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed, on May 6, 2021, Stable Road Acquisition Corp. (the “Company”) convened its 2021 special meeting in lieu of an annual meeting of stockholders (the “Special Meeting”) virtually, which was adjourned to May 13, 2021 solely with respect to the voting on the proposal to extend the date by which the Company must complete its initial business combination from May 13, 2021 to August 13, 2021 (the “Extension Amendment Proposal”). A total of 17,758,492 shares of the Class A common stock and Class B common stock, or 80.3% of the Company’s outstanding stock as of March 22, 2021, the record date for the Special Meeting, were represented virtually or by proxy at the reconvened Special Meeting.

The following is a brief description of the final voting results for the proposal submitted to a vote of the stockholders at the reconvened Special Meeting on May 13, 2021.

The Extension Amendment Proposal — Approval of the proposal to amend the Company’s amended and restated certificate of incorporation, as amended (the “charter”), to extend the date by which the Company has to consummate a business combination from May 13, 2021 to August 13, 2021. The stockholders approved the proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination from May 13, 2021 to August 13, 2021. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,644,520	211,284	74,826	2,827,862

Following the Meeting, the Company filed the amendment to the charter with the Secretary of State of the State of Delaware. A copy of the amendment is attached hereto as Exhibit 3.1.

In addition, 19,662 shares of common stock purchased in the Company’s initial public offering had validly requested redemption at the time of the reconvened Special Meeting. The final number of shares redeemed will be confirmed by the actual number of shares tendered to, and not withdrawn from, the Company’s transfer agent.

Disclaimer

This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional Information About the Transactions

In connection with the Special Meeting, Stable Road Acquisition Corp. (“Stable Road”) has filed with the SEC and sent to its stockholders a definitive proxy statement. STABLE ROAD’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, IN CONNECTION WITH STABLE ROAD’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO APPROVE THE EXTENSION AMENDMENT PROPOSAL AND THE OTHER PROPOSALS SET FORTH THEREIN, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING. The definitive proxy statement has been mailed to Stable Road’s stockholders as of the record date for the Special Meeting. Stable Road’s stockholders can also obtain copies of the definitive proxy statement, and all other relevant documents filed or that will be filed with the SEC in connection with the Special Meeting, without charge, at the SEC’s website at http://www.sec.gov or by directing a request to: Stable Road Capital LLC, James Norris, CPA, Chief Financial Officer, 1345 Abbot Kinney Blvd., Venice, CA 90291; Tel: 310-956-4919; james@stableroadcapital.com.

In connection with the proposed transaction contemplated by the merger agreement between Stable Road and Momentus (the “Proposed Transaction”), Stable Road has filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) that includes a proxy statement of Stable Road, a consent solicitation statement of Momentus and prospectus of Stable Road, and each party will file other documents with the SEC regarding the Proposed Transaction. The Registration Statement has not been declared effective by the SEC. A definitive proxy statement/consent solicitation statement/prospectus and other relevant documents will be sent to the stockholders of Stable Road and Momentus, seeking any required stockholder approval, and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. STABLE ROAD’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS WHICH FORMS A PART OF THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, AND THE EFFECTIVE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/CONSENT SOLICITATION/PROSPECTUS IN CONNECTION WITH STABLE ROAD’S SOLICITATION OF PROXIES FOR STABLE ROAD’S SPECIAL MEETING OF STOCKHOLDERS TO APPROVE THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT (THE “PROPOSED TRANSACTION SPECIAL MEETING”), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When available, the definitive proxy statement/consent solicitation statement/prospectus will be mailed to Stable Road’s stockholders as of a record date to be established for voting on the Proposed Transaction and the other matters to be voted upon at the Proposed Transaction Special Meeting. Stable Road’s stockholders will also be able to obtain copies of the proxy statement/consent solicitation statement/prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transaction, without charge, once available, at the SEC’s website at http://www.sec.gov or by directing a request to: Stable Road Capital LLC, James Norris, CPA, Chief Financial Officer, 1345 Abbot Kinney Blvd., Venice, CA 90291; Tel: 310-956-4919; james@stableroadcapital.com.

Participants in the Solicitation

Stable Road, Momentus and certain of their respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of Stable Road’s stockholders in connection with the Special Meeting and/or the Proposed Transaction. STABLE ROAD’S STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF STABLE ROAD IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020, WHICH WAS FILED WITH THE SEC ON MARCH 8, 2021. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO STABLE ROAD’S STOCKHOLDERS IN CONNECTION WITH THE (A) SPECIAL MEETING IS SET FORTH IN THE DEFINITIVE PROXY STATEMENT THAT STABLE ROAD HAS FILED FOR THE SPECIAL MEETING AND/OR (B) THE PROPOSED TRANSACTION AND OTHER MATTERS TO BE VOTED AT THE PROPOSED TRANSACTION SPECIAL MEETING WILL BE SET FORTH IN THE REGISTRATION STATEMENT FOR THE PROPOSED TRANSACTION WHEN AVAILABLE. Additional information regarding the interests of participants in the solicitation of proxies in connection with the (1) Special Meeting is included in the definitive proxy statement that Stable Road has filed with the SEC for the Special Meeting and/or (2) the Proposed Transaction is included in the Registration Statement that Stable Road has filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amendment to Amended and Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STABLE ROAD ACQUISITION CORP.

Dated: May 13, 2021	By:	/s/ Brian Kabot
Brian Kabot Chief Executive Officer

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